UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November  22, 2010

Commission File No. 333-136643

ONE BIO, CORP.

(Exact name of registrant as specified in its charter)

Florida	59-3656663
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

19950 West Country Club Drive, Suite 100, Aventura, FL 33180

 (Address of principal executive offices)

305-328-8662

(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On November 22, 2010, ONE Bio, Corp. (the “Company”) entered into an agreement with Michael Weingarten, its Chairman of the Board and ONE-V Group, LLC pursuant to which they have agreed, effective as of the closing of the Company’s pending public stock offering, to transfer to the Company for cancellation the 10,000 shares of the Company’s Series A Preferred Stock that were previously issued to them.

Item 9.01    Exhibits

Exhibit No.	Description
10.01	Agreement dated November 22, 2010, between ONE Bio, Corp. and Michael S. Weingarten and ONE-V Group, LLC. (1)

(1)  Incorporated by reference to Exhibit 10.83 to Amendment #12 to the Company’s registration statement on Form S-1 filed on November 22, 2010.

SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE BIO, CORP.

DATE: November 23, 2010	By:	/s/ Marius Silvasan
Marius Silvasan
Chief Executive Officer

DATE: November 23, 2010	By:	/s/ Cris Neely
Cris Neely
Chief Financial Officer and Director